UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 48th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.875% Senior Notes due 2029	MFAN	New York Stock Exchange
9.000% Senior Notes due 2029	MFAO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Common Stock ATM Program

On August 15, 2025, MFA Financial, Inc., a Maryland corporation (the “Company”), entered into a Distribution Agreement (the “Common Distribution Agreement”) by and among (i) the Company and (ii) Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, JonesTrading Institutional Services LLC, BTIG, LLC, Keefe, Bruyette & Woods, Inc., Citizens JMP Securities, LLC and Janney Montgomery Scott LLC (the “Common Sales Agents”). Under the terms of the Agreement, the Company may offer and sell shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $300,000,000 (the “Shares”) from time to time through any of the Common Sales Agents. In connection with the entry into the Common Distribution Agreement, the Company terminated the Distribution Agreement, dated February 29, 2024, by and among (i) the Company and (ii) Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC (the “Prior Sales Agents”), by mutual agreement between the Company and the Prior Sales Agents.

Pursuant to the Common Distribution Agreement, the Shares may be offered and sold through the Sales Agents in transactions deemed to be “at-the-market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. Under the Agreement, each Sales Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. Under the Agreements, the Company will pay each of the Sales Agents a commission that will be 1.0% of the gross sales price per share of Shares sold through it. The Common Distribution Agreement contains customary representations, warranties and agreements of the Company and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

Shares sold under the Agreement, if any, will be issued pursuant to the Company’s registration statement on Form S-3ASR (No. 333-289614), and a related prospectus, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2025, as supplemented by the prospectus supplement, filed with the SEC on August 15, 2025, as the same may be amended or supplemented, under the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Common Distribution Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Common Distribution Agreement. In connection with the registration of the Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Preferred Stock ATM Program

On August 15, 2025, the Company entered into a Distribution Agreement (the “Preferred Distribution Agreement”) by and among (i) the Company and (ii) JonesTrading Institutional Services LLC and BTIG, LLC (the “Preferred Sales Agents”). Under the terms of the Preferred Distribution Agreement, the Company may offer and sell shares of its 7.50% Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”) and/or its 6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (“Series C Preferred Stock”), having an aggregate offering price of up to $100,000,000 (the “Preferred Shares”) from time to time through any of the Preferred Sales Agents.

Pursuant to the Preferred Distribution Agreement, the Preferred Shares may be offered and sold through the Preferred Sales Agents in transactions deemed to be “at-the-market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. Under the Preferred Distribution Agreement, each Preferred Sales Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Preferred Shares as directed by the Company. Under the Preferred Distribution Agreements, the Company will pay each of the Preferred Sales Agents a commission that will be up to 2.0% of the gross sales price per Preferred Share sold through it. The Preferred Distribution Agreement contains customary representations, warranties and agreements of the Company and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

Preferred Shares sold under the Preferred Distribution Agreement, if any, will be issued pursuant to the Company’s registration statement on Form S-3ASR (No. 333-289614), and a related prospectus, filed with the SEC on August 14, 2025, as supplemented by the prospectus supplement, filed with the SEC on August 15, 2025, as the same may be amended or supplemented, under the Securities Act.

A copy of the Preferred Distribution Agreement is attached hereto as Exhibit 1.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Preferred Distribution Agreement. In connection with the registration of the Preferred Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Preferred Shares is attached as Exhibit 5.2 to this Current Report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the first paragraph under Item 1.01 is incorporated herein by reference.

A description of the material terms of the Prior Distribution Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on February 29, 2024 (the “Prior Form 8-K”). A copy of the form of the Prior Distribution Agreement was filed as Exhibit 1.1 to the Prior Form 8-K, and the descriptions of the material terms of the Prior Distribution Agreements contained in the Prior Form 8-K are qualified in their entirety by reference to such exhibit.

Item 3.03.	Material Modifications to Rights of Security Holders.

On August 13, 2025, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), two Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Articles of Incorporation of the Company, as amended and supplemented, classifying and designating (i) 4,000,000 shares of the Company’s authorized but unissued Common Stock, as the Series B Preferred Stock, and (ii) 4,000,000 shares of the Company’s authorized but unissued Common Stock, as the Series C Preferred Stock. After giving effect to the Articles Supplementary, the number of authorized shares of Series B Preferred Stock increased to 12,050,000, and the number of authorized shares of Series C Preferred Stock increased to 16,650,000, of which 8,000,000 and 11,000,000 shares, respectively, are currently outstanding.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to each of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit

1.1	Distribution Agreement, dated August 15, 2025, by and among the Company and Goldman Sachs & Co. LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, JonesTrading Institutional Services LLC, BTIG, LLC, Keefe, Bruyette & Woods, Inc., Citizens JMP Securities, LLC and Janney Montgomery Scott LLC.

1.2	Distribution Agreement, dated August 15, 2025, by and among the Company and JonesTrading Institutional Services LLC and BTIG, LLC.

3.1	Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company, as amended and supplemented, dated August 13, 2025.

3.2	Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company, as amended and supplemented, dated August 13, 2025.

5.1	Opinion of Venable LLP regarding the legality of the Shares.

5.2	Opinion of Venable LLP regarding the legality of the Preferred Shares.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date: August 15, 2025